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                         CONSENT OF ROBERT SHAW



                                  January 13, 2000


Whittman-Hart, Inc.
311 South Wacker Drive, Suite 3500
Chicago, IL  60606

Ladies and Gentlemen:

     I hereby consent to the use of my name as a nominee director in the Registration Statement on Form S-4 of Whittman-Hart, Inc. (File No. 333-94565).

                                  Very truly yours,


                                  /s/Robert Shaw
                                 --------------------------
                                     ROBERT SHAW